UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2009
BIOHEART, INC.
(Exact name of registrant as specified in its charter)

Florida	1-33718	65-0945967

(State or other jurisdiction of incorporation)	(Commission File Number) Identification No.)	(IRS Employer

13794 NW 4th Street, Suite 212, Sunrise, Florida	33325

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (954) 835-1500
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On May 12, 2009, Bioheart, Inc. appointed Mark P. Borman to serve as an independent member of its Board of Directors until the Company’s 2009 Annual Meeting of Shareholders or until his successor is duly elected and qualified. Mr. Borman was also appointed to the Audit Committee of the Board effective as of the same date.
     Mr. Borman is a seasoned financial officer with more than 30 years of broad-based financial and investor relations experience. He most recently served as Vice President, Investor Relations and Treasurer of ADC Telecommunications from 1998 to 2008. During his career, Mr. Borman has held positions with General Instrument Corporation, First Chicago Corporation, FMC Corporation, Price Waterhouse, and KMG. Mr. Borman received his B.A. in Accounting from Michigan State University and his MBA from the University of Chicago Graduate School of Business. He is a Certified Public Accountant and Chartered Financial Analyst and has experience as an advisor, board member, faculty, speaker, and mentor.
     On May 12, 2009, Bioheart also appointed Charles A. Hart to serve as an independent member of the company’s Board of Directors until the 2009 Annual Meeting of Shareholders or until his successor is duly elected and qualified. Mr. Hart was also appointed to the Compensation Committee of the board effective as of the same date.
     Mr. Hart has more than 20 years of entrepreneurial experience. Mr. Hart founded Hart Masonry, Inc. in 1986 and has served as its President since then. He is also the Founder and President of Wildridge Enterprises. Mr. Hart is a member of the Board of Directors for Eagle Street Properties LLP.
     The addition of Mr. Borman and Mr. Hart brings the Board’s membership to eight.
     Neither Mr. Borman nor Mr. Hart received any compensation upon their appointment to the Board, but are eligible to participate in the various compensation plans available to other members of the Board. There are no arrangements or understandings pursuant to which Mr. Borman or Mr. Hart was selected as a director.
     The Company issued a press release on May 18, 2009 with regard to the appointments. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.
99.1	Press Release of Bioheart, Inc. dated May 18, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 18, 2009

BIOHEART, INC.
By:	/s/ Howard J. Leonhardt
Howard J. Leonhardt
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release of Bioheart, Inc. dated May 18, 2009

4